Exhibit 99.1

Historical Quarterly Financials (Q1-14 through Q1-15)

July 1, 2015

Unaudited Reconciliation of Quarterly GAAP to Non-GAAP Pro-Forma Statement of Income

	March 31, 2015						
	Reported	Non-GAAP Entries		Non-GAAP	Pro-Forma Adjustments		Non-GAAP Pro-Forma
	(in millions, except percentages)						
Net revenues	$ 2,137	$ —		$ 2,137	$ (3)	(g)	$ 2,134
Operating expenses:							
Transaction expense	575	—		575	—		575
Transaction and loan losses	178	—		178	10	(h)	188
Customer support and operations	275	(13)	(a)	261	3	(h)(i)(j)	264
		(1)	(f)				
Sales and marketing	236	(13)	(a)	223	(13)	(l)	210
Product development	224	(29)	(a)	195	—		195
General and administrative	138	(22)	(a)	109	1	(h)	110
		(3)	(b)				
		(4)	(f)				
Depreciation and amortization	141	(2)	(a)	123	4	(k)	127
		(16)	(c)				
Restructuring	48	(48)	(e)	—	—		—
Total operating expense	1,815	(151)		1,664	5		1,669
Operating income	322	151		473	(8)		465
Other income (expense), net	(1)	—		(1)	—		(1)
Income before income taxes	321	151		472	(8)		464
Income tax expense	66	46	(d)	112	(1)		111
Net income (loss)	$ 255	$ 105		$ 360	$ (7)		$ 353
Operating margin	15 %	7 %		22 %	—%		22 %
Effective tax rate	21 %	3 %		24 %	—%		24 %

Notes:
(a) Stock-based compensation expense
(b) Employer payroll taxes on stock-based compensation
(c) Amortization of acquired intangible assets and developed technology
(d) Income taxes associated with certain non-GAAP entries
(e) Restructuring charges
(f) Separation related
(g) Reflects the impact of lower transaction revenues from payment services provided by PayPal to eBay as the result of the terms of certain commercial agreements negotiated between the parties that stipulate lower transaction fees than those historically charged to eBay.
(h) Reflects the effect of the Protection program losses and service costs that were historically reimbursed to PayPal by eBay for the administration of eBay's customer protection programs. Following the distribution, this program will no longer be administered by PayPal, and therefore these costs will not be reimbursed by eBay. PayPal's customer protection programs will be extended to its customers' purchases on eBay, and therefore PayPal expects to incur incremental costs associated with its customer protection programs.
(i) Reflects the impact of additional costs for shared data centers and information technology facilities, except for the facilities in Phoenix, Arizona, and Denver, Colorado, that will continue to be managed by eBay after the separation pursuant to the colocation services agreements.
(j) Reflect the reversal of historically allocated amounts from eBay to PayPal related to data center facilities in Phoenix, Arizona, and Denver, Colorado, pursuant to the colocation services agreements.
(k) Reflects depreciation expense related to data center facilities in Phoenix, Arizona, and Denver, Colorado, pursuant to the colocation services agreements.
(l) Reflects the net reduction of costs charged to PayPal by eBay for referral services and user penetration.

Unaudited Reconciliation of Quarterly GAAP to Non-GAAP Pro-Forma Statement of Income

December 31, 2014

	Reported	Non-GAAP Entries		Non-GAAP	Pro-Forma Adjustments		Non-GAAP - Pro-Forma
	(in millions, except percentages)						
Net revenues	$ 2,193	$ —		$ 2,193	$ (4)	(f)	$ 2,189
Operating expenses:							
Transaction expense	594	—		594	—		594
Transaction and loan losses	193	—		193	11	(g)	204
Customer support and operations	280	(13)	(a)	267	5	(g)(h)(i)	272
Sales and marketing	263	(19)	(a)	244	(15)	(k)	229
Product development	239	(28)	(a)	211	—		211
General and administrative	144	(19)	(a)	123	2	(g)	125
		(1)	(b)				
		(1)	(e)				
Depreciation and amortization	132	(1)	(a)	114	4	(j)	118
		(17)	(c)				
Restructuring	—	—		—	—		—
Total operating expense	1,845	(99)		1,746	7		1,753
Operating income	348	99		447	(11)		436
Other income (expense), net	(1)	—		(1)	—		(1)
Income before income taxes	347	99		446	(11)		435
Income tax expense	61	27	(d)	88	(1)		87
Net income (loss)	$ 286	$ 72		$ 358	$ (10)		$ 348
Operating margin	16 %	4 %		20 %	—%		20 %
Effective tax rate	18 %	2 %		20 %	—%		20 %

Notes:
(a) Stock-based compensation expense
(b) Employer payroll taxes on stock-based compensation
(c) Amortization of acquired intangible assets and developed technology
(d) Income taxes associated with certain non-GAAP entries
(e) Restructuring
(f) Reflects the impact of lower transaction revenues from payment services provided by PayPal to eBay as the result of the terms of certain commercial agreements negotiated between the parties that stipulate lower transaction fees than those historically charged to eBay.
(g) Reflects the effect of the Protection program losses and service costs that were historically reimbursed to PayPal by eBay for the administration of eBay's customer protection programs. Following the distribution, this program will no longer be administered by PayPal, and therefore these costs will not be reimbursed by eBay. PayPal's customer protection programs will be extended to its customers' purchases on eBay, and therefore PayPal expects to incur incremental costs associated with its customer protection programs.
(h) Reflects the impact of additional costs for shared data centers and information technology facilities, except for the facilities in Phoenix, Arizona, and Denver, Colorado, that will continue to be managed by eBay after the separation pursuant to the colocation services agreements.
(i) Reflect the reversal of historically allocated amounts from eBay to PayPal related to data center facilities in Phoenix, Arizona, and Denver, Colorado, pursuant to the colocation services agreements.
(j) Reflects depreciation expense related to data center facilities in Phoenix, Arizona, and Denver, Colorado, pursuant to the colocation services agreements.
(k) Reflects the net reduction of costs charged to PayPal by eBay for referral services and user penetration.

PayPal

Unaudited Reconciliation of Quarterly GAAP to Non-GAAP Pro-Forma Statement of Income

	September 30, 2014						
	Reported	Non-GAAP Entries		Non-GAAP	Pro-Forma Adjustments		Non-GAAP - Pro-Forma
	(in millions, except percentages)						
Net revenues	$ 1,975	$ —		$ 1,975	$ (4)	(g)	$ 1,971
Operating expenses:							
Transaction expense	537	—		537	—		537
Transaction and loan losses	180	—		180	10	(h)	190
Customer support and operations	257	(12)	(a)	245	4	(h)(i)(j)	249
Sales and marketing	267	(14)	(a)	253	(13)	(l)	240
Product development	232	(28)	(a)	204	—		204
General and administrative	101	(20)	(a)	80	2	(h)	82
		(1)	(b)				
Depreciation and amortization	129	(1)	(a)	112	4	(k)	116
		(16)	(c)				
Restructuring	—	—		—	—		—
Total operating expense	1,703	(92)		1,611	7		1,618
Operating income	272	92		364	(11)		353
Other income (expense), net	4	1	(e)	1	—		1
		(4)	(f)				
Income before income taxes	276	89		365	(11)		354
Income tax expense	42	25	(d)	67	(1)		66
Net income (loss)	$ 234	$ 64		$ 298	$ (10)		$ 288
Operating margin	14 %	4 %		18 %	—%		18 %
Effective tax rate	15 %	3 %		18 %	1 %		19 %

Notes:

(a) Stock-based compensation expense

(b) Employer payroll taxes on stock-based compensation

(c) Amortization of acquired intangible assets and developed technology

(d) Income taxes associated with certain non-GAAP entries

(e) Intangible amortization

(f) Other certain gains and losses on investments

(g) Reflects the impact of lower transaction revenues from payment services provided by PayPal to eBay as the result of the terms of certain commercial agreements negotiated between the parties that stipulate lower transaction fees than those historically charged to eBay.

(h) Reflects the effect of the Protection program losses and service costs that were historically reimbursed to PayPal by eBay for the administration of eBay's customer protection programs. Following the distribution, this program will no longer be administered by PayPal, and therefore these costs will not be reimbursed by eBay. PayPal's customer protection programs will be extended to its customers' purchases on eBay, and therefore PayPal expects to incur incremental costs associated with its customer protection programs.

(i) Reflects the impact of additional costs for shared data centers and information technology facilities, except for the facilities in Phoenix, Arizona, and Denver, Colorado, that will continue to be managed by eBay after the separation pursuant to the colocation services agreements.

(j) Reflect the reversal of historically allocated amounts from eBay to PayPal related to data center facilities in Phoenix, Arizona, and Denver, Colorado, pursuant to the colocation services agreements.

(k) Reflects depreciation expense related to data center facilities in Phoenix, Arizona, and Denver, Colorado, pursuant to the colocation services agreements.

(l) Reflects the net reduction of costs charged to PayPal by eBay for referral services and user penetration.

PayPal

Unaudited Reconciliation of Quarterly GAAP to Non-GAAP Pro-Forma Statement of Income

	June 30, 2014							
	Reported	Non-GAAP Entries		Non-GAAP	Pro-Forma Adjustments		Non-GAAP Pro-Forma
	(in millions, except percentages)						
Net revenues	$ 1,983	$ —		$ 1,983	$ (2)	(f)	$ 1,981
Operating expenses:							
Transaction expense	525	—		525	—		525
Transaction and loan losses	144	—		144	10	(g)	154
Customer support and operations	263	(12)	(a)	251	2	(g)(h)(i)	253
Sales and marketing	253	(14)	(a)	239	(15)	(k)	224
Product development	221	(28)	(a)	193	—		193
General and administrative	122	(20)	(a)	98	1	(g)	99
		(4)	(b)				—
Depreciation and amortization	125	(1)	(a)	108	4	(j)	112
		(16)	(c)				—
Restructuring	—	—		—	—		—
Total operating expense	1,653	(95)		1,558	2		1,560
Operating income	330	95		425	(4)		421
Other income (expense), net	(4)	1	(e)	(3)	—		(3)
Income before income taxes	326	96		422	(4)		418
Income tax expense	45	27	(d)	72	—		72
Net income (loss)	$ 281	$ 69		$ 350	$ (4)		$ 346
Operating margin	17 %	4 %		21 %	—%		21 %
Effective tax rate	14 %	3 %		17 %	—%		17 %

Notes:
(a) Stock-based compensation expense
(b) Employer payroll taxes on stock-based compensation
(c) Amortization of acquired intangible assets and developed technology
(d) Income taxes associated with certain non-GAAP entries
(e) Intangible amortization
(f) Reflects the impact of lower transaction revenues from payment services provided by PayPal to eBay as the result of the terms of certain commercial agreements negotiated between the parties that stipulate lower transaction fees than those historically charged to eBay.
(g) Reflects the effect of the Protection program losses and service costs that were historically reimbursed to PayPal by eBay for the administration of eBay's customer protection programs. Following the distribution, this program will no longer be administered by PayPal, and therefore these costs will not be reimbursed by eBay. PayPal's customer protection programs will be extended to its customers' purchases on eBay, and therefore PayPal expects to incur incremental costs associated with its customer protection programs.
(h) Reflects the impact of additional costs for shared data centers and information technology facilities, except for the facilities in Phoenix, Arizona, and Denver, Colorado, that will continue to be managed by eBay after the separation pursuant to the colocation services agreements.
(i) Reflect the reversal of historically allocated amounts from eBay to PayPal related to data center facilities in Phoenix, Arizona, and Denver, Colorado, pursuant to the colocation
(j) Reflects depreciation expense related to data center facilities in Phoenix, Arizona, and Denver, Colorado, pursuant to the colocation services agreements.
(k) Reflects the net reduction of costs charged to PayPal by eBay for referral services and user penetration.

PayPal

Unaudited Reconciliation of Quarterly GAAP to Non-GAAP Pro-Forma Statement of Income

	March 31, 2014				
	Reported	Non-GAAP Entries	Non-GAAP	Pro-Forma Adjustments	Non-GAAP Pro-Forma
	(in millions, except percentages)				
Net revenues	$ 1,874	$ —	$ 1,874	$ (3) (f)	$ 1,871
Operating expenses:					
Transaction expense	514	—	514	—	514
Transaction and loan losses	129	—	129	12 (g)	141
Customer support and operations	255	(15) (a)	240	2 (g)(h)(i)	242
Sales and marketing	215	(12) (a)	203	(17) (k)	186
Product development	198	(24) (a)	174	—	174
General and administrative	115	(16) (a) (5) (b)	94	1 (g)	95
Depreciation and amortization	130	(1) (a) (21) (c)	108	4 (j)	112
Restructuring	—	—	—	—	—
Total operating expense	1,556	(94)	1,462	2	1,464
Operating income	318	94	412	(5)	407
Other income (expense), net	(6)	2 (e)	(4)	—	(4)
Income before income taxes	312	96	408	(5)	403
Income tax expense	694	(623) (d)	71	(1)	70
Net income (loss)	$ (382)	$ 719	$ 337	$ (4)	$ 333
Operating margin	17 %	5 %	22 %	—%	22 %
Effective tax rate	222 %	(205)%	17 %	—%	17 %

Notes:

(a) Stock-based compensation expense

(b) Employer payroll taxes on stock-based compensation

(c) Amortization of acquired intangible assets and developed technology

(d) Income taxes associated with certain non-GAAP entries

(e) Intangible amortization

(f) Reflects the impact of lower transaction revenues from payment services provided by PayPal to eBay as the result of the terms of certain commercial agreements negotiated between the parties that stipulate lower transaction fees than those historically charged to eBay.

(g) Reflects the effect of the Protection program losses and service costs that were historically reimbursed to PayPal by eBay for the administration of eBay's customer protection programs. Following the distribution, this program will no longer be administered by PayPal, and therefore these costs will not be reimbursed by eBay. PayPal's customer protection programs will be extended to its customers' purchases on eBay, and therefore PayPal expects to incur incremental costs associated with its customer protection programs.

(h) Reflects the impact of additional costs for shared data centers and information technology facilities, except for the facilities in Phoenix, Arizona, and Denver, Colorado, that will continue to be managed by eBay after the separation pursuant to the colocation services agreements.

(i) Reflect the reversal of historically allocated amounts from eBay to PayPal related to data center facilities in Phoenix, Arizona, and Denver, Colorado, pursuant to the colocation services agreements.

(j) Reflects depreciation expense related to data center facilities in Phoenix, Arizona, and Denver, Colorado, pursuant to the colocation services agreements.

(k) Reflects the net reduction of costs charged to PayPal by eBay for referral services and user penetration.

PayPal

PayPal Cash Flow Profile

2014 Non-GAAP*

($ billions)

8.0

1.6(0.3)	0.3 0.2(0.5) 0.4 1.7

1.3

Revenue Non- Tax Non- Non Cash Allowance Capex D&A Free Cash

GAAP Provision GAAP Net Taxes** for Loans*** Flow

Operating Income

Income

*	Does not include pro-forma adjustments

** $298M tax provision reduced by $47M in cash taxes

*** Refers to allowance for loans receivable charged to net income; Transaction and loan losses $646M excluding allowance for transaction losses charged to net income $423M

GAAP to Non-GAAP Reconciliations

Year Ended

December 31,

2014

GAAP operating income $ 1,268

Stock- based compensation expense and related

employer payroll taxes 309

Amortization of acquired intangible assets 70

Restructuring 1

Total non- GAAP operating income adjustments 380

Non- GAAP operating income $ 1,648

Non- GAAP operating margin 21%

Year Ended

December 31,

2014

GAAP income before income taxes $ 1,261

GAAP provision for income taxes 842

GAAP net income $ 419

Non- GAAP adjustments to net income:

Non- GAAP operating income adjustments (see table

above) 380

Amortization of intangibles of investments 4

Certain gains and losses on investments(4)

Other certain significant gains, losses, or charges 650

Tax effect of non- GAAP adjustments(106)

Non- GAAP net income $ 1,343

Calculation of Free Cash Flow

Year Ended

December 31,

2014

(In millions)

Net cash provided by operating activities $ 2,220

Less: Purchases of property and equipment(492)

Free cash flow $ 1,728